UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6000 Westown Parkway, West Des Moines, Iowa		50266
(Address of Principal Executive Offices)		(Zip Code)

(515) 221-0002
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Press Release and Financial Supplement issued by the American Equity Investment Life Holding Company (the “Company”) with respect to the first quarter ending March 31, 2010.  The information in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

99.1 Press Release dated May 5, 2010 and Financial Supplement dated March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2010

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Wendy C. Waugaman
Wendy C. Waugaman
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 5, 2010 and Financial Supplement dated March 31, 2010